ALPS VARIABLE INVESTMENT TRUST

Morningstar Conservative ETF Asset Allocation Portfolio: Class I (N/A) and Class II (CETFX)

Morningstar Income and Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (IETFX)

Morningstar Balanced ETF Asset Allocation Portfolio: Class I (N/A) and Class II (BETFX)

Morningstar Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (GETFX)

Morningstar Aggressive Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (AGTFX)

ALPS/Alerian Energy Infrastructure Portfolio: Class I (N/A) and Class III (ALEFX)

ALPS/Red Rocks Listed Private Equity Portfolio: Class I (N/A) and Class III (AVPEX)

ALPS/Stadion Core ETF Portfolio: Class I (N/A) and Class III (ALSTX)

ALPS/Stadion Tactical Growth Portfolio: Class I (N/A) and Class III (ALSGX)

(the “Portfolios”)

SUPPLEMENT DATED JUNE 29, 2018
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 30, 2018, AS SUPPLEMENTED

The first paragraph under the section entitled “Remuneration of Trustees” in the SAI is hereby deleted and replaced with the following:

Effective July 1, 2018, each Trustee (other than Mr. Held) receives an annual retainer of $22,500, a per meeting fee of $3,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $10,000 and $3,000, respectively.

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.